Supplement dated February 28, 2013 to the
Prospectus and Statement of Additional Information ("SAI") each dated August 28, 2012

Effective February 22, 2013, Daniel J. Thibeault replaced Michael Tassone as co-portfolio manager of the GL Beyond Income Fund (the "Fund").  Information under the heading "Portfolio Managers" in the Prospectus and SAI regarding Mr. Tassone should be disregarded as of February 22, 2013.  Mr. Thibeault shares primary responsibility for the management of the Fund’s investment portfolio with Frank Luisi.  Previously, in a Supplement dated December 13, 2012, the Fund announced that Mr. Thibeault had stepped down as co-portfolio manager effective December 12, 2012.  The information regarding Mr. Thibeault under the heading "Portfolio Managers" in the Prospectus and under the heading "Portfolio Managers" in the SAI should be considered reinstated effective February 22, 2013.

Effective February 22, 2013, Mr. Thibeault replaced Mr. Tassone as Trustee and President of the Fund.  Information under the heading "MANAGEMENT OF THE FUND" in the SAI regarding Mr. Tassone should be disregarded as of February 22, 2013.

The following supplements the SAI disclosures under the heading "MANAGEMENT OF THE FUND," effective as of February 22, 2013.

Board Leadership Structure

The Trust is led by Daniel J. Thibeault, who has served as the Chairman of the Board and President since February 2013.  Mr. Thibeault is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his controlling interest in the Fund’s investment adviser and his position as President of the Trust.  The Board of Trustees is comprised of Mr. Thibeault and 2 other Trustees, none of whom are an interested person of the Trust.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Thibeault has over a decade of experience in the financial services industry.  He has served as Managing Director of the Adviser, assisting in the execution of investment strategies and marketing, since it was formed in November 2011.  Additionally, he serves as President and CEO of Graduate Leverage, LLC, where he directs marketing and investment strategy and investment selection, a position held since 2003.  Additionally, he has served as an executive in the fixed income group at Goldman Sachs and in GE Capital's Private Equity group, where he conducted strategic investments for the firm.  Mr. Thibeault holds an undergraduate degree from Dartmouth College and an MBA from Harvard Business School.  He was instrumental in the creation and launch of the Fund and his knowledge of the instruments in which the Fund may invest are key to the Board's oversight of the Fund's investment activities.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY  11788.

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Daniel J. Thibeault *** (Born 1974)	Trustee and President since February 2013	President and CEO of Graduate Leverage, LLC since 2003.	1	None

* The term of office for each Trustee listed above will continue indefinitely.  Officers are elected annually.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

*** Mr. Thibeault is an interested Trustee because of his controlling interest in the Fund's adviser and he is also an officer (President) of the Fund.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee beneficially owned in the Fund as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel J. Thibeault	Over $100,000	Over $100,000

Compensation

Mr. Thibeault does not receive compensation from the Fund for his service as a Trustee and officer.

This Supplement, and the Prospectus and SAI both dated August 28, 2012, and the Supplements to the SAI dated October 5, 2012, and October 18, 2012, as well as the Supplement to the Prospectus and SAI dated December 13, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus, SAI and Supplements have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.

Supplement dated February 28, 2013